                       SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                            -----------------

                                FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) : June 5, 2001

                       SMART WORLD UNITED INC.
          --------------------------------------------------
        (Exact name of registrant as specified in its charter)


          	Nevada			                             0-31601
		-----------------------------   -----------------------------------
(State or other jurisdiction of	         	(Commission File Number)
              Incorporation)


		16 Julia Street, Thornhill, Ontario        L3T 4R9
 ----------------------------------------------------------
(Address of principal executive offices) (Zip/Postal Code)


(Registrants' telephone number, including area code) 905-731-0189


	                 	            Not Applicable
            ----------------------------------------------------
                     (former name or former address,
                      if changed since last report)


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ADDITION OF NEW DIRECTOR

   On June 5, 2001 the company added a new director by the name of Malcolm Cho-Lee. Mr. Lee brings a wealth of investment and business experience to the company.



                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Smart World United Inc.
                                  -------------------------------
                                           (Registrant)

Dated: June 11, 2001



                             By:  /s/ Jared Clarke
                                 --------------------------------
                                 Jared Clarke, President